UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________
FORM 8-K
 _____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2020
Concert Pharmaceuticals, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-36310	20-4839882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Hayden Avenue, Suite 3000N Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 860-0045

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CNCE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On January 22, 2020, Concert Pharmaceuticals, Inc. (the “Company”) announced that it has received a Notice of Allowance from the U.S. Patent and Trademark Office for patent application No. 16/098,338 related to CTP-543, the Company’s investigational treatment for alopecia areata. The patent, which is expected to expire in 2037, covers pharmaceutical compositions of CTP-543 and methods of treating alopecia areata with CTP-543. The Company intends to conduct an end of Phase 2 meeting with the U.S. Food and Drug Administration and advance CTP-543 into Phase 3 evaluation in 2020.
Cautionary Note on Forward Looking Statements
Any statements in this Current Report on Form 8-K about the Company’s future expectations, plans and prospects, including, among others, statements about its expectations regarding the issuance of a patent following receipt of a Notice of Allowance and the clinical development of CTP-543, and any other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the uncertainties inherent in the initiation of future clinical trials, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials, expectations for regulatory approvals and other factors discussed in the “Risk Factors” section of the Company’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission and in other filings that it makes with the Securities and Exchange Commission. In addition, any forward-looking statements included in this Form 8-K represent the Company’s views only as of the date of this Form 8-K and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCERT PHARMACEUTICALS, INC.
Date: January 22, 2020	By: /s/ Jeffrey A. Munsie
Jeffrey A. Munsie Chief Legal Officer